SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2002

RESTORATION HARDWARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-24261	68-0140361

(Commission	(IRS Employer

File Number)	Identification No.)

15 Koch Road, Suite J, Corte Madera, California	94925

(Address of Principal Executive Offices)	(Zip Code)

(415) 924-1005
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

                           On March 21, 2002, we issued a press release announcing our fourth quarter and year end results and our intention to restate our financial results for fiscal 2000 and the first three quarters of fiscal 2001. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 21, 2002, regarding the registrant’s fourth quarter and year end results and its intention to restate its financial results for fiscal 2000 and the first three quarters of fiscal 2001.

SIGNATURES

                           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: March 21, 2002	By: /s/ Gary G. Friedman

Gary G. Friedman, President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated March 21, 2002, regarding the registrant’s fourth quarter and year end results and its intention to restate its financial results for fiscal 2000 and the first three quarters of fiscal 2001.